                                                                   EXHIBIT 10.1


===============================================================================




                        TUPPERWARE FINANCE COMPANY B.V.




     U.S.$150,000,000 7.91% Senior Notes, Series 2001-A, due July 15, 2011




                                ----------------


                            NOTE PURCHASE AGREEMENT

                                ----------------


                           Dated as of July 15, 2001




===============================================================================

                               TABLE OF CONTENTS


                                                       HEADING                                                PAGE


SECTION 1.                 AUTHORIZATION OF NOTES.................................................................1


SECTION 2.                 NOTES; GUARANTY AGREEMENTS.............................................................1

       Section 2.1.        Sale and Purchase of Notes.............................................................1
       Section 2.2.        Guaranty Agreements....................................................................2
       Section 2.3.        Additional Series of Notes.............................................................2

SECTION 3.                 CLOSING................................................................................3


SECTION 4.                 CONDITIONS TO CLOSING..................................................................3

       Section 4.1.        Representations and Warranties of the Company..........................................3
       Section 4.2.        Representations  and Warranties of the Parent Guarantor................................3
       Section 4.3.        Performance; No Default................................................................4
       Section 4.4.        Compliance Certificates................................................................4
       Section 4.5.        Opinions of Counsel....................................................................4
       Section 4.6.        Purchase Permitted by Applicable Law, etc..............................................5
       Section 4.7.        Parent Guaranty Agreement..............................................................5
       Section 4.8.        Related Transactions...................................................................5
       Section 4.9.        Payment of Special Counsel Fees........................................................5
       Section 4.10.       Private Placement Number...............................................................5
       Section 4.11.       Changes in Corporate Structure.........................................................5
       Section 4.12.       Proceedings and Documents..............................................................5
       Section 4.13.       Conditions to Issuance of Additional Notes.............................................6

SECTION 5.                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................................6

       Section 5.1.        Organization; Power and Authority......................................................6
       Section 5.2.        Authorization, etc.....................................................................6
       Section 5.3.        Compliance with Laws, Other Instruments, etc...........................................7
       Section 5.4.        Governmental Authorizations, etc.......................................................7
       Section 5.5.        Litigation; Observance of Statutes and Orders..........................................7
       Section 5.6.        Taxes..................................................................................7
       Section 5.7.        Title to Property; Leases..............................................................7
       Section 5.8.        Licenses, Permits, etc.................................................................8
       Section 5.9         Compliance with ERISA..................................................................8
       Section 5.10.       Private Offering by the Company........................................................8
       Section 5.11.       Use of Proceeds; Margin Regulations....................................................8
       Section 5.12.       Foreign Assets Control Regulations, etc................................................9
       Section 5.13.       Status under Certain Statutes..........................................................9
       Section 5.14.       Solvency...............................................................................9



SECTION 6.                 REPRESENTATIONS OF THE PURCHASER.......................................................9

       Section 6.1.        Purchase for Investment................................................................9
       Section 6.2.        Source of Funds........................................................................9

SECTION 7.                 INFORMATION AS TO COMPANY.............................................................11

       Section 7.1.        Financial and Business Information....................................................11

SECTION 8.                 PREPAYMENT OF THE NOTES...............................................................11

       Section 8.1.        Required Prepayments..................................................................11
       Section 8.2.        Optional Prepayments with Make-Whole Amount...........................................11
       Section 8.3.        Optional Prepayments Without Make-Whole Amount........................................12
       Section 8.4.        Allocation of Partial Prepayments.....................................................12
       Section 8.5.        Maturity; Surrender, etc..............................................................12
       Section 8.6.        Purchase of Notes.....................................................................13
       Section 8.7.        Make-Whole Amount for Series 2001 Notes...............................................13

SECTION 9.                 AFFIRMATIVE COVENANTS.................................................................14

       Section 9.1.        Compliance with Law...................................................................14
       Section 9.2.        Maintenance of Properties.............................................................14
       Section 9.3.        Payment of Taxes......................................................................15
       Section 9.4.        Corporate Existence, etc..............................................................15

SECTION 10.                NEGATIVE COVENANTS....................................................................15

       Section 10.1.       Merger, Consolidation, etc............................................................15

SECTION 11.                EVENTS OF DEFAULT.....................................................................16


SECTION 12.                REMEDIES ON DEFAULT, ETC..............................................................18

       Section 12.1.       Acceleration..........................................................................18
       Section 12.2.       Other Remedies........................................................................19
       Section 12.3.       Rescission............................................................................19
       Section 12.4.       No Waivers or Election of Remedies, Expenses, etc.....................................19

SECTION 13.                REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.........................................19

       Section 13.1.       Registration of Notes.................................................................19
       Section 13.2.       Transfer and Exchange of Notes........................................................20
       Section 13.3.       Replacement of Notes..................................................................20

SECTION 14.                PAYMENTS ON NOTES.....................................................................21

       Section 14.1.       Place of Payment......................................................................21
       Section 14.2.       Home Office Payment...................................................................21



SECTION 15.                EXPENSES, ETC.........................................................................21

       Section 15.1.       Transaction Expenses..................................................................21
       Section 15.2.       Survival..............................................................................22

SECTION 16.                SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT..........................22


SECTION 17.                AMENDMENT AND WAIVER..................................................................22

       Section 17.1.       Requirements..........................................................................22
       Section 17.2.       Solicitation of Holders of Notes......................................................23
       Section 17.3.       Binding Effect, etc...................................................................23
       Section 17.4.       Notes Held by Company, etc............................................................23

SECTION 18.                NOTICES...............................................................................23


SECTION 19.                REPRODUCTION OF DOCUMENTS.............................................................24


SECTION 20.                CONFIDENTIAL INFORMATION..............................................................24


SECTION 21.                SUBSTITUTION OF PURCHASER.............................................................25


SECTION 22.                SUBMISSION TO JURISDICTION; JUDGMENTS; TAXES..........................................26

       Section 22.1.       Submission to Jurisdiction............................................................26
       Section 22.2.       Currency Rate Indemnity...............................................................26
       Section 22.3.       Payments Free and Clear of Taxes......................................................26

SECTION 23.                MISCELLANEOUS.........................................................................27

       Section 23.1.       Successors and Assigns................................................................27
       Section 23.2.       Payments Due on Non-Business Days.....................................................27
       Section 23.3.       Severability..........................................................................27
       Section 23.4.       Construction..........................................................................28
       Section 23.5.       Counterparts..........................................................................28
       Section 23.6.       Currency..............................................................................28
       Section 23.7.       Governing Law.........................................................................28

Signatures.......................................................................................................29

SCHEDULE A -- INFORMATION RELATING TO PURCHASERS

SCHEDULE B -- DEFINED TERMS

EXHIBIT 1 -- Form of 7.91% Senior Note, Series 2001-A, due July 15, 2011

EXHIBIT 2 -- Form of Parent Guaranty Agreement

EXHIBIT S -- Form of Supplement

EXHIBIT 4.5(a) -- Form of Opinion of U.S. Counsel for the Company and the
                           Parent Guarantor
EXHIBIT 4.5(b) -- Form of Opinion of In-House Counsel to the Company and the
                           Parent Guarantor

EXHIBIT 4.5(c) -- Form of Opinion of Dutch Counsel for the Company

EXHIBIT 4.5(d) -- Form of Opinion of Special Counsel for the Purchasers

                        TUPPERWARE FINANCE COMPANY B.V.
                              STRAWINSKYLAAN 3105
                               1077 ZX AMSTERDAM
                                THE NETHERLANDS


              7.91% Senior Notes, Series 2001-A, due July 15, 2011


                                                                    Dated as of
                                                                  July 15, 2001

TO THE PURCHASERS LISTED IN THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

         TUPPERWARE FINANCE COMPANY B.V., a corporation organized under the laws of the Netherlands (the "Company"), agrees with the Purchasers listed in the attached Schedule A as follows:

SECTION 1.        AUTHORIZATION OF NOTES.

         The Company will authorize the issue and sale of U.S.$150,000,000 aggregate principal amount of its 7.91% Senior Notes, Series 2001-A, due July 15, 2011 (the "Series 2001 Notes"). The Series 2001 Notes together with each Series of Additional Notes which may from time to time to be issued pursuant to the provisions of Section 2.3 are herein collectively referred to as the "Notes" (such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Series 2001 Notes shall be substantially in the form set out in Exhibit 1 with such changes therefrom, if any, as may be approved by each Purchaser and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2.        NOTES; GUARANTY AGREEMENTS.

         Section 2.1. Sale and Purchase of Series 2001 Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, the Series 2001 Notes in the principal amount specified opposite such Purchaser's name in Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of each Purchaser hereunder are several and not joint obligations and no Purchaser shall have any obligation or liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


         Section 2.2. Guaranty Agreements. The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under this Agreement will be unconditionally guaranteed under a Guaranty Agreement, dated as of the date of this Agreement (the "Parent Guaranty Agreement"), by Tupperware Corporation, a Delaware corporation (the "Parent Guarantor") which shall be substantially in the form attached hereto as
Exhibit 2. Upon the terms and condition described in Section 4.9 of the Parent Guaranty Agreement, one or more Subsidiaries of the Parent Guarantor may become obligated to unconditionally guaranty the Notes and the performance by the Company of its obligations under this Agreement pursuant to a Subsidiary Guaranty Agreement ("Subsidiary Guaranty Agreement").

         Section 2.3. Additional Series of Notes. The Company may, from time to time, in its sole discretion but subject to the terms hereof, issue and sell one or more additional Series of its promissory notes under the provisions of this Agreement pursuant to a supplement (a "Supplement") substantially in the form attached hereto as Exhibit S. Each additional Series of Notes (the "Additional Notes") issued pursuant to a Supplement shall be subject to the following terms and conditions:

                  (i) each Series of Additional Notes, when so issued, shall be differentiated from all previous Series by sequential alphabetical designation inscribed thereon;

                  (ii) Additional Notes of the same Series may consist of more than one different and separate tranches and may differ with respect to outstanding principal amounts, maturity dates, interest rates and premiums, if any, and price and terms of redemption or payment prior to maturity, but all such different and separate tranches of the same Series shall vote as a single class and constitute one Series;

                  (iii) each Series of Additional Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such mandatory and optional prepayment on the dates and at the premiums, if any, have such additional or different conditions precedent to closing, such representations and warranties and such additional covenants as shall be specified in the Supplement under which such Additional Notes are issued and upon execution of any such Supplement, this Agreement shall be amended (a) to reflect such additional covenants without further action on the part of the holders of the Notes outstanding under this Agreement, provided, that any such additional covenants shall inure to the benefit of all holders of Notes so long as any Additional Notes issued pursuant to such Supplement remain outstanding, and (b) to reflect such representations and warranties as are contained in such Supplement for the benefit of the holders of such Additional Notes in accordance with the provisions of Section 16;

                  (iv) each Series of Additional Notes issued under this Agreement shall be in substantially the form of Exhibit 1 to Exhibit S hereto with such variations, omissions and insertions as are necessary or permitted hereunder;

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


                  (v) the minimum principal amount of any Note issued under a Supplement shall be $100,000, except as may be necessary to evidence the outstanding amount of any Note originally issued in a denomination of $100,000 or more;

                  (vi) all Additional Notes shall constitute Senior Debt of the Company and shall rank pari passu with all other outstanding Notes; and

                  (vii) no Additional Notes shall be issued hereunder if at the time of issuance thereof and after giving effect to the application of the proceeds thereof, any Default or Event of Default shall have occurred and be continuing.

SECTION 3.        CLOSING.

         The sale and purchase of the Series 2001 Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, at 11:00 A.M. Chicago time, at a closing (the "Closing") on July 26, 2001 or on such other Business Day thereafter on or prior to July 30, 2001 as may be agreed upon by the Company and the Purchasers. At the Closing, the Company will deliver to each Purchaser the Series 2001 Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser's name (or in the name of such Purchaser's nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds to Bank of America, Concord, California (ABA Routing Number: 121000358) Account Number 12334-32625. If, at the Closing, the Company shall fail to tender such Series 2001 Notes of the applicable series to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser's reasonable satisfaction, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4.        CONDITIONS TO CLOSING.

         The obligation of each Purchaser to purchase and pay for the Series 2001 Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser's reasonable satisfaction, prior to or at the Closing, of the following conditions:

         Section 4.1. Representations and Warranties of the Company. The representations and warranties of the Company in this Agreement shall be true and correct when made and at the time of the Closing.

         Section 4.2. Representations and Warranties of the Parent Guarantor. The representations and warranties of the Parent Guarantor in the Parent Guaranty Agreement shall be true and correct when made and at the time of the Closing.

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


         Section 4.3. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing, and after giving effect to the issue and sale of the Series 2001 Notes (and the application of the proceeds thereof as contemplated by Section 5.11), no Default or Event of Default shall have occurred and be continuing.

         Section 4.4.      Compliance Certificates.

         (a) Officer's Certificate of Company. The Company shall have delivered to such Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.3 and 4.11 have been fulfilled.

         (b) Secretary's Certificate of Company. The Company shall have delivered to such Purchaser a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Series 2001 Notes and this Agreement.

         (c) Officer's Certificate of Parent Guarantor. The Parent Guarantor shall have delivered to such Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.2 and 4.11 have been fulfilled.

         (d) Secretary's Certificate of Parent Guarantor. The Parent Guarantor shall have delivered to such Purchaser a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Parent Guaranty Agreement.

         Section 4.5. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Sidley Austin Brown & Wood, U.S. counsel for the Company and the Parent Guarantor, covering the matters set forth in Exhibit 4.5(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's counsel may reasonably request (and the Company and the Parent Guarantor hereby instruct its counsel to deliver such opinion to such Purchaser), (b) from Thomas M. Roehlk, Senior Vice President, General Counsel and Secretary of the Parent Guarantor covering the matters set forth in Exhibit 4.5(b) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's counsel may reasonably request (and the Company and the Parent Guarantor hereby instruct its counsel to deliver such opinion to such Purchaser), (c) from Baker & McKenzie, Dutch counsel for the Company, covering matters set forth in Exhibit 4.5(c) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to such Purchaser), and (d) from Chapman and Cutler, the Purchasers' special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.5(d) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


         Section 4.6. Purchase Permitted by Applicable Law, etc. On the date of the Closing each purchase of the Series 2001 Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which each Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject any Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by any Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

         Section 4.7. Parent Guaranty Agreement. The Parent Guaranty Agreement shall have been duly authorized, executed and delivered by the Parent Guarantor, shall constitute the legal, valid and binding contract and agreement of the Parent Guarantor and such Purchaser shall have received a true, correct and complete copy thereof.

         Section 4.8. Related Transactions. The Company shall have consummated the sale of the entire principal amount of the Notes scheduled to be sold on the date of Closing pursuant to this Agreement.

         Section 4.9. Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of the Purchasers' special counsel referred to in Section 4.5 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

         Section 4.10. Private Placement Number. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Series 2001 Notes.

         Section 4.11. Changes in Corporate Structure. Neither the Parent Guarantor nor the Company shall have changed its jurisdiction of incorporation or been a party to any merger or consolidation nor shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in
Section 2.3 of the Parent Guaranty Agreement.

         Section 4.12. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and such Purchaser's special counsel, and such Purchaser and such Purchaser's special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such Purchaser's special counsel may reasonably request.

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


         Section 4.13. Conditions to Issuance of Additional Notes. The obligations of the Additional Purchasers to purchase any Additional Notes shall be subject to the following conditions precedent, in addition to the conditions specified in the Supplement pursuant to which such Additional Notes may be issued:

                  (a) Compliance Certificate. A duly authorized Senior Financial Officer of the Parent Guarantor shall execute and deliver to each Additional Purchaser an Officer's Certificate dated the date of issue of such Series of Additional Notes stating that such officer has reviewed the provisions of this Agreement (including any Supplements hereto) and setting forth the information and computations (in sufficient detail) required in order to establish whether the Parent Guarantor is in compliance with the requirements of Section 5.1 of the Parent Guaranty Agreement on such date (based upon the financial statements for the most recent fiscal quarter ended prior to the date of such certificate).

                  (b) Execution and Delivery of Supplement. The Company and each such Additional Purchaser shall execute and deliver a Supplement substantially in the form of Exhibit S hereto.

                  (c) Representations of Additional Purchasers. Each Additional Purchaser shall have confirmed in the Supplement that the representations set forth in Section 6 are true with respect to such Additional Purchaser on and as of the date of issue of the Additional Notes.

                  (d) Guaranty Ratification. Each Guarantor shall have delivered a Guaranty Ratification as provided for in the Guaranty Agreement.

SECTION 5.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each Purchaser that:

         Section 5.1. Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof. The Company does not have any Subsidiaries.

         Section 5.2. Authorization, etc. This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency,

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         Section 5.3. Compliance with Laws, Other Instruments, etc. The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company is bound or by which the Company or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company.

         Section 5.4. Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

         Section 5.5. Litigation; Observance of Statutes and Orders. (a) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any property of the Company in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

         (b) The Company is not in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

         Section 5.6. Taxes. The Company has filed all tax returns that are required to have been filed in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon it or its properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company in respect of Netherlands, U.S. federal, provincial or other taxes for all fiscal periods are adequate.

         Section 5.7. Title to Property; Leases. The Company has good and sufficient title to its Material properties, including all such properties reflected in the most recent audited balance

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


sheet referred to in Section 2.11 of the Parent Guaranty Agreement (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens (other than Liens permitted under Section 5.3 of the Parent Guaranty Agreement) except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All leases that individually or in the aggregate are Material are valid and existing and are in full force and effect in all material respects.

         Section 5.8. Licenses, Permits, etc. The Company owns or possesses all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

         Section 5.9. Compliance with ERISA. The execution and delivery of this Agreement will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code which in either event could reasonably be expected to result in a Material Adverse Effect. The representation by the Company in the first sentence of this Section 5.9 is made in reliance upon and subject to the accuracy of each Purchaser's representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser.

         Section 5.10. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series 2001 Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than sixty-one Institutional Investors (including the Purchasers), each of which has been offered the Series 2001 Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2001 Notes to the registration requirements of Section 5 of the Securities Act.

         Section 5.11. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series 2001 Notes for advances to, or other investments in, other Subsidiaries of the Parent Guarantor to be used for general corporate purposes of such Subsidiaries and to repay Debt of the Parent Guarantor. No part of the proceeds from the sale of the Series 2001 Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). The Company does not own any margin stock and the Company does not have any present intention to acquire any margin stock. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


         Section 5.12. Foreign Assets Control Regulations, etc. Neither the sale of the Series 2001 Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

         Section 5.13. Status under Certain Statutes. The Company is not an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, nor is it subject to regulation under the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended, the Public Utility Holding Company Act of 1935, as amended or the Federal Power Act, as amended.

         Section 5.14. Solvency. After giving effect to the sale of the Series 2001 Notes and the application of the proceeds thereof, (i) the present fair salable value of the assets of the Company is in excess of the amount that will be required by the Company to pay its respective probable liability on its existing debts as said debts become absolute and matured, (ii) the Company has executed and delivered the Series 2001 Notes in exchange for property as a fair equivalent therefor, (iii) the property remaining in the hands of the Company is not an unreasonably small capital for the business conducted and proposed to be conducted by the Company, and (iv) the Company is able to pay its debts as they mature.

SECTION 6.        REPRESENTATIONS OF THE PURCHASER.

         Section 6.1. Purchase for Investment. Each Purchaser represents that it is an "Accredited Investor" as defined in Regulation D under the Securities Act and is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser's or such pension or trust funds' property shall at all times be within such Purchaser's or such pension or trust funds' control. Each Purchaser understands that the Series 2001 Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Series 2001 Notes.

         Section 6.2. Source of Funds. Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by it to pay the purchase price of the Series 2001 Notes to be purchased by it hereunder:

                  (a) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan exceed ten percent (10%) of the total reserves and liabilities of such

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


         general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or

                  (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as such Purchaser has disclosed to the Company in writing pursuant to this paragraph
         (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

                  (d)      the Source is a governmental plan; or

                  (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

                  (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

         If any Purchaser or any subsequent transferee of the Notes indicates that such Purchaser or such transferee is relying on any representation contained in paragraph (b), (c) or (e) above, the Company shall deliver on the date of Closing and on the date of any applicable transfer a certificate, which shall either state that (i) it is neither a party in interest nor a "disqualified person" (as defined in section 4975(e)(2) of the Code), with respect to any plan identified pursuant to paragraphs (b) or (e) above, or (ii) with respect to any plan, identified pursuant to paragraph (c) above, neither it nor any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of any plan identified in writing pursuant to paragraph (c) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plan. As used in this Section 6.2, the terms

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


"employee benefit plan," "governmental plan," "party in interest" and "separate account" shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7.        INFORMATION AS TO COMPANY.

         Section 7.1. Financial and Business Information. The Company shall deliver to each holder of Notes that is an Institutional Investor:

                  (a) Notice of Default or Event of Default -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company or the Parent Guarantor is taking or proposes to take with respect thereto; and

                  (b) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes;

provided, that prior to disclosure of any material non public information pursuant to this Section 7.1, the holders of the Notes shall, if requested by the Company, provide the Company with reasonable assurance that such disclosure will be held in confidence in accordance with the requirements of Regulation FD promulgated by the Securities and Exchange Commission.

SECTION 8.        PREPAYMENT OF THE NOTES.

         Section 8.1. Required Prepayments. The entire principal amount of the Series 2001-A Notes shall become due and payable on July 15, 2011.

         Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, any Series of the Notes, in an amount not less than 10% of the aggregate principal amount of the Notes of such series then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes of the applicable Series to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

         Section 8.3. Optional Prepayments Without Make-Whole Amount. In the event that the Company determines that payments with respect to the Notes, or any portion thereof, will require the payment of a Tax Indemnity Amount by the Company pursuant to the provisions of Section 22.3 under circumstances where the Taxing Jurisdiction in Section 22.3 is The Netherlands, such that the aggregate amount of the Tax Indemnity Amount then to be paid is equal to five percent (5%) or more of the aggregate amount of interest payable on the Notes at such time, the Company shall have the privilege of prepaying all, but not less than all, of the outstanding Notes requiring the payment of such Tax Indemnity Amount by payment of the principal amount of such Notes and accrued interest thereon to the date of such prepayment and without payment of any Make-Whole Amount.

         The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.3 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the principal amount of each Note, if any, held by such holder to be prepaid, and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, shall contain a description in reasonable detail of the Tax Indemnity Amounts that are the cause of the Company's delivering such prepayment notice setting forth the details of such computation. No Note of any holder shall be prepaid pursuant to this Section 8.3 if such holder shall, not less than five Business Days prior to the date specified for prepayment of the Note in the notice given by the Company in accordance with this Section 8.3, deliver a written notice to the Company (which notice shall be binding on any transferee of such Note), stating that such holder waives any right to any payment under Section 22.3 in respect of the specific event or condition (including with respect to the continuing or future effects of such specific event or condition on subsequent payments) that shall have given rise to the Company's prepayment right under this Section 8.3 (it being agreed that no such waiver shall constitute a waiver of any other right to receive a payment under Section 22.3 in respect of any event or condition (other than the specific event or condition in respect of which such waiver shall be given).

         Section 8.4. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes, the principal amount of the Notes of each Series to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

         Section 8.5. Maturity; Surrender, etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


         Section 8.6. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

         Section 8.7. Make-Whole Amount for Series 2001 Notes. The term "Make-Whole Amount" means, with respect to a Series 2001 Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of the Series 2001 Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "Called Principal" means, with respect to a Series 2001 Note, the principal of the Series 2001 Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

                  "Discounted Value" means, with respect to the Called Principal of a Series 2001 Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Series 2001 Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "Reinvestment Yield" means, with respect to the Called Principal of a Series 2001 Note 0.50% plus the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "PX-1" on the Bloomberg Financial Market Screen (or such other display as may replace "PX-1" on the Bloomberg Financial Market Screen) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a straight line basis between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and
         (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


                  "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "Remaining Scheduled Payments" means, with respect to the Called Principal of a Series 2001 Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Series 2001 Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

                  "Settlement Date" means, with respect to the Called Principal of a Series 2001 Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

SECTION 9.        AFFIRMATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

         Section 9.1. Compliance with Law. The Company will, and will cause each Subsidiary, if any, to, comply with all laws, ordinances or governmental rules or regulations to which it is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         Section 9.2. Maintenance of Properties. The Company will, and will cause each Subsidiary, if any, to, maintain and keep, or cause to be maintained and kept, its properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this
Section 9.2 shall not prevent the Company or any Subsidiary, if any, from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, have a Material Adverse Effect.

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


         Section 9.3. Payment of Taxes. The Company will, and will cause each Subsidiary, if any, to, file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by it, to the extent such taxes and assessments have become due and payable and before they have become delinquent, provided that the Company or any Subsidiary, if any, need not pay any such tax or assessment if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary, if any, on a timely basis in good faith and in appropriate proceedings, and the Company or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary, if any, or (ii) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a Material Adverse Effect.

         Section 9.4. Corporate Existence, etc. Subject to transactions permitted under Section 10.1, the Company will at all times preserve and keep in full force and effect its corporate existence and the Company will at all times preserve and keep in full force and effect all rights and franchises of the Company unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

SECTION 10.       NEGATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

         Section 10.1. Merger, Consolidation, etc. The Company will not consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless the surviving or acquiring entity agrees to assume all of the Company's obligations hereunder and pursuant to the Notes, and the Parent Guarantor and any other Guarantor continue to fully guarantee such obligations pursuant to the Guaranty Agreements to which such Guarantor is a party; provided, however, that notwithstanding the foregoing, in the case of any consolidation with or merger into, or conveyance, transfer or lease substantially all of the Company's assets in a single transaction or a series of transactions to the Parent Guarantor:

                  (a) the Parent Guarantor shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observation of each covenant and condition of this Agreement and the Notes pursuant to a written instrument which shall be in form reasonably satisfactory to the Required Holders and which shall amend this Agreement to incorporate the covenants set forth in the Parent Guaranty Agreement and shall make such other amendments to this Agreement as shall be reasonably required on account of such modifications of this Agreement; and

                  (b) immediately after giving effect to such transaction no Default or Event of Default would exist.

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


SECTION 11.       EVENTS OF DEFAULT.

         An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                  (b) the Company defaults in the payment of any interest on any Note for more than five (5) Business Days after the same becomes due and payable; or

                  (c) the Company defaults in the performance of or compliance with any term contained in Section 10.1 or the Parent Guarantor defaults in the performance of or compliance with any term contained in Section 5.1, 5.2, 5.4 or 5.5 of the Parent Guaranty Agreement; or

                  (d) the Company defaults in the performance of or compliance with any term contained herein or any Guarantor defaults in the performance of or compliance with any term contained in any Guaranty Agreement executed by such Guarantor (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within thirty (30) days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company or the Parent Guarantor receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

                  (e) any Guaranty Agreement executed by a Guarantor shall cease to be in full force and effect for any reason whatsoever (other than the release of a Subsidiary Guarantor in accordance with Section
         4.9 of the Parent Guaranty), including, without limitation, a final and nonappealable determination by any governmental body or court that such Guaranty Agreement is invalid, void or unenforceable as to one or more Guarantors, or any Guarantor shall contest or deny in writing the validity or enforceability of any provision of, or obligation under, the Guaranty Agreement to which such Guarantor is a party; or

                  (f) any representation or warranty made in writing by or on behalf of the Company or any Guarantor or by any officer of the Company or a Guarantor in this Agreement or any Guaranty Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any Material (as defined in the Parent Guaranty Agreement) respect on the date as of which made with respect to the Parent Guarantor and its Restricted Subsidiaries; or

                  (g) the Company, any Guarantor or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) (i) in the payment of any principal of or premium or make-whole amount or interest in an amount in excess of $100,000 on any

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


         Debt that is outstanding in an aggregate principal amount in excess of 5% of Consolidated Net Worth beyond any period of grace provided with respect thereto, (ii) in the performance of or compliance with any term of any Debt that is outstanding in an aggregate principal amount in excess of 5% of Consolidated Net Worth or any mortgage, indenture or other agreement relating thereto, or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time, including the exercise of any right to require the repurchase of Debt that arises solely from the passage of time, or the right of the holder of Debt to convert such indebtedness into equity interests), (x) the Company, any Guarantor or any Restricted Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount in excess of 5% of Consolidated Net Worth, or (y) one or more Persons have the right to require the Company, any Guarantor or any Restricted Subsidiary so to purchase or repay such Debt; or

                  (h) the Company, any Guarantor or any Restricted Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

                  (i) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company, any Guarantor or any Restricted Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, any Guarantor or any Restricted Subsidiary, or any such petition shall be filed against the Company, any Guarantor or any Restricted Subsidiary and such petition shall not be dismissed within 60 days; or

                  (j) a final judgment or judgments for the payment of money aggregating in excess of 5% of Consolidated Net Worth are rendered against one or more of the Company, any Guarantor and any Restricted Subsidiary and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


                  (k) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Parent Guarantor or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed 5% of Consolidated Net Worth, (iv) the Parent Guarantor or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Parent Guarantor or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Parent Guarantor or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Parent Guarantor or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

         As used in Section 11(k), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 12.       REMEDIES ON DEFAULT, ETC.

         Section 12.1. Acceleration. (a) If an Event of Default described in paragraph (h) or (i) of Section 11 (other than an Event of Default described in clause (i) of paragraph (h) or described in clause (vi) of paragraph (h) by virtue of the fact that such clause encompasses clause (i) of paragraph (h)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

         (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

         (c)      If any Event of Default described in paragraph (a) or (b) of
Section 11 has occurred and is continuing, any holder of Notes at the time outstanding affected by such Event of Default may at any time, at its option, by notice or notices to the Company, declare all the Notes held by it to be immediately due and payable.

         Upon any Note becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law),

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for), and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

         Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

         Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and
(c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section
12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

         Section 12.4. No Waivers or Election of Remedies, Expenses, etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

SECTION 13.       REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

         Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes. In addition to and not in limitation of any representations contained herein, each holder of Notes acknowledges and agrees that the Notes have not been registered under the Securities Act and may not be transferred except pursuant to registration or an exemption therefrom.

         Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee of a Note, or purchaser of a participation therein, shall, by its acceptance of such Note be deemed to make the representation to the Company regarding the Note or participation pursuant to Section 6.2, provided that such entity may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such entity of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

         Section 13.3. Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                  (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                  (b) in the case of mutilation, upon surrender and cancellation thereof,

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.       PAYMENTS ON NOTES.

         Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

         Section 14.2. Home Office Payment. So long as any Purchaser or such Purchaser's nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose in Schedule A to this Agreement, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by any Purchaser under this Agreement and that has made the same agreement relating to such Note as such Purchaser has made in this Section 14.2.

SECTION 15.       EXPENSES, ETC.

         Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by each Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Guaranty Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation:
(a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement (including any Supplement), any Guaranty Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Guaranty Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of any Guarantor or the Company or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes.

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by such Purchaser or holder).

         Section 15.2.     Survival. The obligations of the Company under this
Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Guaranty Agreement or the Notes, and the termination of this Agreement.

SECTION 16.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company or any Guarantor pursuant to this Agreement or any Guaranty Agreement shall be deemed representations and warranties of the Company or the Guarantor, as the case may be, under this Agreement or the applicable Guaranty Agreement, as the case may be. Subject to the preceding sentence, this Agreement, each Guaranty Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Company and the applicable Guarantor and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.       AMENDMENT AND WAIVER.

         Section 17.1. Requirements. (a) This Agreement (including any Supplement) and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the holders of Notes holding more than 50% in aggregate principal amount of the Notes at the time outstanding, except that (a) no amendment or waiver of any of the provisions of
Section 1, 2, 3, 4, 5, 6 or 21 hereof or the corresponding provision of any Supplement, or any defined term (as it is used in any such Section or such corresponding provision of any Supplement), will be effective as to any holder of Notes unless consented to by such holder of Notes in writing, and (b) no such amendment or waiver may, without the written consent of all of the holders of Notes at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Section 8, 11(a), 11(b), 12, 17 or 20.

         (b) Supplements. Notwithstanding anything to the contrary contained herein, the Company may enter into any Supplement providing for the issuance of one or more Series of Additional Notes consistent with Sections 2.3 and 4.13 hereof without obtaining the consent of any holder of any other Series of Notes.

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


         Section 17.2.     Solicitation of Holders of Notes.

         (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

         (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of the Notes unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding whether or not such holder consented to such waiver or amendment.

         Section 17.3. Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

         Section 17.4. Notes Held by Company, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18.       NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                  (i) if to a Purchaser or such Purchaser's nominee, to such Purchaser or such Purchaser's nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or such Purchaser's nominee shall have specified to the Company in writing,

                  (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

                  (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of General Counsel, or at such other address as the Company shall have specified to the holder of each Note in writing.

                  (iv) if to an Additional Purchaser or such Additional Purchaser's nominee, to such Additional Purchaser or such Additional Purchaser's nominee at the address specified for such communications in Schedule A to any Supplement, or at such other address as such Additional Purchaser or such Additional Purchaser's nominee shall have specified to the Company in writing,

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.       REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by each Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to each Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.       CONFIDENTIAL INFORMATION.

         For the purposes of this Section 20, "Confidential Information" means information delivered to any Purchaser by or on behalf of the Parent Guarantor or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser's behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


Parent Guarantor or any Subsidiary or from a Person who is known to such Purchaser to be bound by a confidentiality agreement with the Parent Guarantor or any of its Subsidiaries, or is known to such Purchaser to be under an obligation not to transmit the information to such Purchaser, or (d) constitutes financial statements delivered to such Purchaser under Section 3.1 of the Parent Guaranty Agreement that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) such Purchaser's directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser's Notes), (ii) such Purchaser's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which such Purchaser offers to purchase any security of the Parent Guarantor (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate in each of the following cases: (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser's Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this
Section 20 as though it were a party to this Agreement. On reasonable request by the Parent Guarantor in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will, as a condition precedent to receiving such information, enter into an agreement with the Parent Guarantor embodying the provisions of this Section 20 and providing the Parent Guarantor assurances that such holder will enter into further agreements with language no more burdensome on the holder than the language contained in this Section 20 as reasonably requested by the Parent Guarantor in order to comply with Regulation FD promulgated by the Securities and Exchange Commission.

SECTION 21.       SUBSTITUTION OF PURCHASER.

         Each Purchaser shall have the right to substitute any one of such Purchaser's Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Purchaser's Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of such Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to such Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.       SUBMISSION TO JURISDICTION; JUDGMENTS; TAXES.

         Section 22.1. Submission to Jurisdiction. The Company hereby irrevocably consents and submits to the jurisdiction of any court located within the State of New York sitting in the County of New York and the United States District Court for the Southern District of New York and irrevocably agrees that all actions or proceedings relating to this Agreement or the Notes may be litigated in such courts, and the Company irrevocably waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court. The Company hereby irrevocably appoints and agrees to retain and consents that all such service of process be made by mail or messenger directed to it at the address of the Company described in Section 18 or to its agent referred to below at such agent's address and that service so made shall be deemed to be completed upon the earlier of actual receipt or three Business Days after the same shall have been posted to the Company's or such agent's address, as the case may be, in accordance herewith. The Company hereby irrevocably appoints CT Corporation System, with an office on the date hereof at 111 Eighth Avenue, New York, New York 10011, and its successors, as its agent for the purpose of accepting service of any process within the State of New York. Nothing contained in this
Section 22.1 shall affect the right of any holder of Notes to serve legal process in any other manner permitted by law or to bring any action or proceeding in the courts of any jurisdiction against the Company or to enforce a judgment obtained in the courts of any other jurisdiction.

         Section 22.2. Currency Rate Indemnity. To the extent permitted by law:

                  (a) the obligations of the Company to any holder hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than United States Dollars (the "Agreement Currency"), be discharged only to the extent that on the day following receipt by such holder of any amount in the Judgment Currency, such holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency; and

                  (b) if the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such holder in the Agreement Currency, the Company agrees, as a separate obligation and notwithstanding such judgment, to pay the difference.

         Section 22.3. Payments Free and Clear of Taxes. The Company, for the benefit of the holders of the Notes agrees that in the event payments made by the Company, hereunder or in

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


respect of the Notes to any holder are subject to any present or future tax, duty, assessment, impost, levy, withholding or other similar charge (a "Relevant Tax") imposed upon such holder by the government of any country or jurisdiction (or any authority therein or thereof) other than any tax based on or measured by net income imposed on any holder by the country in which such holder is domiciled (the "Domicile Country"), from or through which payments hereunder or on or in respect of the Notes are actually made (each a "Taxing Jurisdiction"), the Company, will pay to the holder such additional amounts (the "Tax Indemnity Amount") as may be necessary in order that the net amounts paid to such holder pursuant to the terms of this Agreement or the Notes after imposition of any such Relevant Tax shall be not less than the amounts specified in this Agreement or the Notes to be then due and payable (after giving effect to the exclusion for Relevant Taxes imposed by the government of the Domicile Country), provided that, notwithstanding the provisions of this
Section 22.3, (1) in no event shall the Company be obligated to pay any Relevant Tax with respect to any payment to any holder not resident in the United States in excess of the amount which the Company would have been obligated to pay if (i) authorization could have been obtained under any income tax treaty between the United States and the Taxing Jurisdiction in force at the relevant time for the Company to make such payment either without deduction or withholding of Relevant Taxes or with deduction or withholding of a lesser amount in respect of Relevant Taxes had the Notes held by such holder been beneficially owned at all relevant times by persons who were eligible in full for any benefits and exemptions available under such treaty with respect to interest received from the Company, assuming that the Company and such persons had made and obtained all relevant claims and authorizations required under such treaty, and (ii) the Company had made the minimum deduction or withholding of Relevant Taxes which it would have been lawfully entitled to do pursuant to such authorization; and (2) no such additional amounts shall be payable in respect of any Notes to a holder which is liable for such Relevant Tax in respect of such Notes by reason of such recipient being resident or being deemed to be resident in such Taxing Jurisdiction or having a permanent establishment in such Taxing Jurisdiction or carrying on business or being deemed to carry on business in such Taxing Jurisdiction or having some other business connection with such Taxing Jurisdiction other than the mere holding of such Notes or the receipt of income therefrom.

SECTION 23.       MISCELLANEOUS.

         Section 23.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

         Section 23.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

         Section 23.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 23.4. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         Section 23.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by fewer than all, but together signed by all, of the parties hereto.

         Section 23.6. Currency. All moneys referred to in this Agreement and the Notes shall mean money which at the time is lawful money of the United States of America.

         Section 23.7. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                   * * * * *

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


         The execution hereof by the Purchasers shall constitute a contract among the Company and the Purchasers for the uses and purposes hereinabove set forth.


                                             Very truly yours,

                                             TUPPERWARE FINANCE COMPANY B.V.



                                             By
                                               --------------------------------
                                                Name:
                                                Title:

TUPPERWARE FINANCE COMPANY B.V.                         Note Purchase Agreement


The foregoing is hereby
agreed to as of the
date thereof.


                                             [VARIATION]


                                             By
                                               --------------------------------
                                               Name:
                                               Title:

                       INFORMATION RELATING TO PURCHASERS




                                   SCHEDULE A
                          (to Note Purchase Agreement

                                  DEFINED TERMS

         Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the express requirements of this Agreement.

         Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         "Additional Notes" is defined in SS.2.3.

         "Additional Purchasers" means purchasers of Additional Notes.

         "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person and (b) any other Person which beneficially owns or holds, directly or indirectly, 10% or more of any class of voting or equity interests of such first Person; or (c) any other Person of which such first Person beneficially owns or holds, directly or indirectly, 10% or more of the voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

          "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

         "Closing" is defined in Section 3.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "Company" means Tupperware Finance Company B.V., a Netherlands corporation.

         "Confidential Information" is defined in Section 20.

         "Consolidated Net Worth" is defined in the Parent Guaranty Agreement.

         "Debt" is defined in the Parent Guaranty Agreement.

                                   SCHEDULE B
                          (to Note Purchase Agreement)

         "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "Default Rate" means with respect to the Notes of any Series, that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes of such Series or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. in New York, New York as its "base" or "prime" rate.

         "Environmental Laws" is defined in the Parent Guaranty Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

         "Event of Default" is defined in Section 11.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

         "Governmental Authority" means

                  (a)      the government of

                           (i)      the United States of America, The
                  Netherlands or any State or other political subdivision thereof, or

                           (ii) any jurisdiction in which the Company conducts all or any part of its business, or which has jurisdiction over any properties of the Company, or

                  (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         "Guarantor" means the Parent Guarantor and if at any time a Subsidiary Guaranty Agreement shall be in effect each Subsidiary Guarantor.

         "Guaranty Agreement" means the Parent Guaranty Agreement and if at any time a Subsidiary Guaranty Agreement shall be in effect shall also include the Subsidiary Guaranty Agreement.

         "holder" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Company pursuant to Section 13.1.

         "Institutional Investor" means (a) any original purchaser of a Note,
(b) any holder of a Note holding more than 2% of the aggregate principal amount of the Notes of the Series held by such holder then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         "Lien" is defined in the Parent Guaranty Agreement.

         "Make-Whole Amount" is defined in Section 8.6.

         "Material" means material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries, if any, taken as a whole.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Parent Guarantor and its Restricted Subsidiaries, taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes or the ability of the Parent Guarantor to perform its obligations under the Parent Guaranty Agreement, or (c) the validity or enforceability of this Agreement, the Parent Guaranty Agreement or the Notes.

         "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

         "Notes" is defined in Section 1.

         "Officer's Certificate" of any Person means a certificate of a Senior Financial Officer or of any other officer of such Person whose responsibilities extend to the subject matter of such certificate.

         "Parent Guarantor" is defined in Section 2.2.

         "Parent Guaranty Agreement" is defined in Section 2.2.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Parent Guarantor or any ERISA Affiliate or with respect to which the Parent Guarantor or any ERISA Affiliate may have any liability.

         "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

         "Purchaser" means each of the Purchasers of Notes identified in Schedule A.

         "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         "Required Holders" means, at any time, the holders of at least 51% in aggregate principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

         "Responsible Officer" means any Senior Financial Officer and any other officer of the Company or the Parent Guarantor with responsibility for the administration of the relevant portion of this Agreement or the Parent Guaranty Agreement.

         "Restricted Subsidiary" is defined in the Parent Guaranty Agreement.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Senior Financial Officer" means, with respect to any Person the chief financial officer, principal accounting officer, treasurer, assistant treasurer, or comptroller of such Person.

         "Series" means any series of Notes issued pursuant to this Agreement or any Supplement hereto.

         "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries).

         "Subsidiary Guarantor" is defined in Section 2.2.

         "Subsidiary Guaranty Agreement" is defined in Section 2.2.

         "Supplement" is defined in Section 2.3.

                          [FORM OF SERIES 2001-A NOTE]

                         TUPPERWARE FINANCE COMPANY B.V.

               7.91% Senior Note, Series 2001-A, due July 15, 2011

No. [_______]                                                       July __,2001
U.S. $[__________]                                              PPN N 8998# AB 4

         FOR VALUE RECEIVED, the undersigned, TUPPERWARE FINANCE COMPANY B.V. (herein called the "Company"), a corporation organized and existing under the laws of The Netherlands, hereby promises to pay to [___________________], or registered assigns, the principal sum of [_____________] DOLLARS on July 15, 2011, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.91% per annum from the date hereof, payable semiannually, on the fifteenth day of each January and July in each year, commencing January 15, 2002, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.91% or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of July 15, 2001 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6 of the Note Purchase Agreement, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the

                                    EXHIBIT 1
                          (to Note Purchase Agreement)
purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         Pursuant to a Parent Guaranty Agreement dated as of July 15, 2001, Tupperware Corporation, a Delaware corporation, has absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount if any, and interest on this Note and the performance by the Company of all its obligations contained in the Note Purchase Agreement all as more fully set forth in said Parent Guaranty Agreement.

         This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         This Note has been executed in the State of New York and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such State.

                                             TUPPERWARE FINANCE COMPANY B.V.


                                             By
                                               ---------------------------------
                                               Name:
                                               Title:


                                     E-1-2

                        FORM OF PARENT GUARANTY AGREEMENT

                                    EXHIBIT 2
                          (to Note Purchase Agreement)

                               FORM OF SUPPLEMENT

================================================================================

                         TUPPERWARE FINANCE COMPANY B.V.

                 [NUMBER] SUPPLEMENT TO NOTE PURCHASE AGREEMENT

                       Dated as of ______________________

              Re: $____________ _____% Series _______ Senior Notes
                            DUE _____________________

================================================================================

                                    EXHIBIT S
                          (to Note Purchase Agreement)

                         TUPPERWARE FINANCE COMPANY B.V.
                                    [ADDRESS]

                                                                     Dated as of
                                                      ____________________, 20__

To the Purchaser(s) named in
Schedule A hereto

Ladies and Gentlemen:

         This [Number] Supplement to Note Purchase Agreement (the "Supplement") is between TUPPERWARE FINANCE COMPANY B.V., a corporation organized under the laws of The Netherlands (the "Company"), and the institutional investors named on Schedule A attached hereto (the "Purchasers").

         Reference is hereby made to that certain Note Purchase Agreement dated as of July 15, 2001 (the "Note Purchase Agreement") between the Company and the purchasers listed on Schedule A thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement. Reference is further made to Section 4.13 of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

         The Company hereby agrees with the Purchaser(s) as follows:

         1. The Company has authorized the issue and sale of $__________ aggregate principal amount of its _____% Series ______ Senior Notes due _________, ____ (the "Series ______ Notes"). The Series ____ Notes, together with the Series 2001 Notes [and the Series ____ Notes] initially issued pursuant to the Note Purchase Agreement and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.3 of the Note Purchase Agreement, are collectively referred to as the "Notes" (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series _____ Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Purchaser(s) and the Company.

         2. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, Series _____ Notes in the principal amount set forth opposite such Purchaser's name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereafter mentioned.

         3. The sale and purchase of the Series ______ Notes to be purchased by each Purchaser shall occur at the offices of [Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603,] at 10:00 A.M. Chicago time, at a closing (the "Closing") on ______, ____ or on such other Business Day thereafter on or prior to _______, ____ as may be agreed upon by the Company and the Purchasers. At the Closing, the Company will deliver to each Purchaser the Series ______ Notes to be purchased by such Purchaser in the form of a single Series ______ Note (or such greater number of Series ______ Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser's name (or in the name of such Purchaser's nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number [__________________________] at ____________ Bank,
[Insert Bank address, ABA number for wire transfers, and any other relevant wire transfer information]. If, at the Closing, the Company shall fail to tender such Series ______ Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser's satisfaction, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

         4. The obligation of each Purchaser to purchase and pay for the Series ______ Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement with respect to the Series ______ Notes to be purchased at the Closing, and to the following additional conditions:

                  (a) Except as supplemented, amended or superceded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of Closing and the Company shall have delivered to each Purchaser an Officer's Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

                  (b) Except as supplemented, amended or superceded by the representations and warranties set forth in Exhibit B hereto, each of the representations and warranties of the Parent Guarantor set forth in
         Section 2 of the Parent Guaranty Agreement shall be correct as of the date of Closing and the Parent Guarantor shall have delivered to each Purchaser an Officer's Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

                  (c) Contemporaneously with the Closing, the Company shall sell to each Purchaser, and each Purchaser shall purchase, the Series ______ Notes to be purchased by such Purchaser at the Closing as specified in Schedule A.

         5. [Here insert special provisions for Series _______ Notes including prepayment provisions applicable to Series ______ Notes (including Make-Whole Amount) and closing conditions applicable to Series ______ Notes].

         6. Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series ______ Notes by such Purchaser.

         7. The Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

         The execution hereof shall constitute a contract between the Company and the Purchaser(s) for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                             TUPPERWARE FINANCE COMPANY B.V.


                                             By
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

Accepted as of __________, _____

                                             [VARIATION]


                                             By
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                       INFORMATION RELATING TO PURCHASERS

                                                                               PRINCIPAL
NAME AND ADDRESS OF PURCHASER                                            AMOUNT OF SERIES ______
                                                                          NOTES TO BE PURCHASED

[NAME OF PURCHASER]                                                              $

(1) All payments by wire transfer of immediately available funds to:

         with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

(3)      All other communications:

                                   SCHEDULE A
                                 (to Supplement)

                          SUPPLEMENTAL REPRESENTATIONS

         The Company represents and warrants to each Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct as of the date hereof with respect to the Series ______ Notes with the same force and effect as if each reference to "Series 2001 Notes" set forth therein was modified to refer the "Series ______ Notes" and each reference to "this Agreement" therein was modified to refer to the Note Purchase Agreement as supplemented by the _______ Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby:

         Section 2.3. Disclosure. The Company, through its agent, _____________________, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated ____________ (the "Memorandum"), relating to the transactions contemplated by the ______ Supplement. The Note Purchase Agreement, the Memorandum, the documents, certificates or other writings delivered to each Purchaser by or on behalf of the Company in connection with the transactions contemplated by the Note Purchase Agreement and the _______ Supplement and the financial statements listed in Schedule 5.5 to the _____ Supplement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since ____________, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

        Section 2.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series A Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than [_] other Institutional Investors, each of which has been offered the Series ______ Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

        Section 2.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series ______ Notes to ______________________________ and for general corporate purposes. No part of the proceeds from the sale of the Series ______ Notes pursuant to the _____ Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 222), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

    [Add any additional Sections as appropriate at the time the Series ______
                                Notes are issued]

                                    EXHIBIT A
                                 (to Supplement)

                          SUPPLEMENTAL REPRESENTATIONS

         The Parent Guarantor represents and warrants to each Purchaser that except as hereinafter set forth in this Exhibit B, each of the representations and warranties set forth in Section 2 of the Parent Guaranty Agreement is true and correct as of the date hereof with respect to the Series ______ Notes with the same force and effect as if each reference to "Series 2001 Notes" set forth therein was modified to refer the "Series ______ Notes" and each reference to "this Agreement" therein was modified to refer to the Parent Guaranty Agreement as supplemented by the _______ Supplement. The Section references hereinafter set forth correspond to the similar sections of the Parent Guaranty Agreement which are supplemented hereby:

         Section 5.3. Disclosure. The Company, through its agent, __________________, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated ____________ (the "Memorandum"), relating to the transactions contemplated by the ______ Supplement. The Parent Guaranty Agreement, the Memorandum, the documents, certificates or other writings delivered to each Purchaser by or on behalf of the Parent Guarantor in connection with the transactions contemplated by the Parent Guaranty Agreement and the _______ Supplement and the financial statements listed in Schedule 2.5 to the _____ Supplement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since ____________, there has been no change in the financial condition, operations, business, properties or prospects of the Parent Guarantor or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

        Section 5.13. Private Offering by the Company. Neither the Parent Guarantor nor anyone acting on its behalf has offered the Series __ Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than [_] other Institutional Investors, each of which has been offered the Series ______ Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

        Section 5.14. Use of Proceeds; Margin Regulations. The Parent Guarantor will apply the proceeds of the sale of the Series ______ Notes to ______________________________ and for general corporate purposes. No part of the proceeds from the sale of the Series ______ Notes pursuant to the _____ Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 222), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Parent Guarantor in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

    [Add any additional Sections as appropriate at the time the Series ______
                                Notes are issued]

                                    EXHIBIT B
                                 (to Supplement)

                          [FORM OF SERIES ______ NOTE]

                         TUPPERWARE FINANCE COMPANY B.V.

                ___% SERIES ______ SENIOR NOTE DUE ______________

No.[_________]                                                            [Date]
$[____________]                                               PPN [____________]

         FOR VALUE RECEIVED, the undersigned, TUPPERWARE FINANCE COMPANY B.V. (herein called the "Company"), a corporation organized and existing under the laws of The Netherlands, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] DOLLARS on _______________, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of ____% per annum from the date hereof, payable semiannually, on the _____ day of ______ and ______ in each year, commencing on the first of such dates after the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) [coupon + 2%]% or (ii) 2% over the rate of interest publicly announced by _________________ from time to time in ____________________ as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at ______________________, in ______________________, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Notes (the "Notes") issued pursuant to a Supplement to the Note Purchase Agreement dated as of July 15, 2001 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), between the Company, the Purchasers named therein and Additional Purchasers of Notes from time to time issued pursuant to any Supplement to the Note Purchase Agreement. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, to have made the representations set forth in Section 6 of the Note Purchase Agreement, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.

                                    EXHIBIT 1
                                 (to Supplement)

         This Note is registered with the Company and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         [The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.] [This Note is not subject to regularly scheduled prepayments of principal.] This Note is [also] subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         Pursuant to a Parent Guaranty Agreement dated as of July 15, 2001, Tupperware Corporation, a Delaware corporation, has absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount if any, and interest on this Note and the performance by the Company of all its obligations contained in the Note Purchase Agreement all as more fully set forth in said Parent Guaranty Agreement.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         This Note has been executed in the State of New York and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                             TUPPERWARE FINANCE COMPANY B.V.


                                             By
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                      1-2

                     FORM OF OPINION OF U.S. COUNSEL TO THE
                        COMPANY AND THE PARENT GUARANTOR

         The closing opinion of Sidley Austin Brown & Wood, U.S. counsel to the Company and the Parent Guarantor, which is called for by Section 4.5 of the Note Purchase Agreement, shall be dated the date of Closing and addressed to the Purchasers, shall be reasonably satisfactory in scope and form to each Purchaser, shall contain customary qualifications and shall be to the effect that:

                  1. The Parent Guarantor is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and the corporate authority to execute and perform the Parent Guaranty Agreement.

                  2. The Parent Guaranty Agreement has been duly authorized by all necessary corporate action on the part of the Parent Guarantor, has been duly executed and delivered by the Parent Guarantor and constitutes the legal, valid and binding contract of the Parent Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); provided, that the consent and submission to jurisdiction set forth in Section 11 of the Guaranty Agreement may not be enforceable if the jurisdictional requirements of the indicated courts are not satisfied.

                  3. Assuming the due authorization, execution and delivery by the Company of the Note Purchase Agreement, the Note Purchase Agreement constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); provided, that the consent and submission to jurisdiction set forth in Section 22.1 of the Note Purchase Agreement may not be enforceable if the jurisdictional requirements of the indicated courts are not satisfied.

                  4. Assuming the due authorization, execution and delivery of the Notes, the Notes being delivered on the date hereof constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                  5. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, is necessary under the laws of the United States of America or the State of New York as a condition to the lawful execution and delivery of the Parent Guaranty Agreement or the Notes and, in the case of the Notes, the repayment of the principal of and interest and premium, if any, on the

                                 EXHIBIT 4.5(a)
                          (to Note Purchase Agreement)

         Notes and all other amounts to be paid under the Note Purchase Agreement or the Notes by the Company in immediately available and freely transferable U.S. Dollars at the place of payment.

                  6. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreement and the execution and delivery of the Parent Guaranty Agreement do not, under existing law, require the registration of the Notes or the Parent Guaranty Agreement under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

                  7. Neither the issuance of the Notes nor the application of the proceeds of the sale of the Notes will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulation issued pursuant thereto, including and without limitation, Regulation U, T, or X of the Board of Governors of the Federal Reserve System.

                  8. The Company is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         The opinion of Sidley Austin Brown & Wood shall cover such other matters relating to the Parent Guaranty Agreement as counsel for the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Company and the Parent Guarantor, the opinion of Thomas M. Roehlk, Senior Vice President, General Counsel and Secretary of the Parent Guarantor, and the representations and warranties made by the Company in the Note Purchase Agreement and the Parent Guarantor in the Guaranty Agreement. With respect to matters of the law of The Netherlands, such counsel shall be entitled to rely on the opinion of Baker & McKenzie.


                                   E-4.5(a)-2

                   FORM OF OPINION OF IN-HOUSE COUNSEL TO THE
                        COMPANY AND THE PARENT GUARANTOR

         The closing opinion of Thomas M. Roehlk, in-house counsel to the Company and the Parent Guarantor, which is called for by Section 4.5 of the Note Purchase Agreement, shall be dated the date of Closing and addressed to the Purchasers, shall be reasonably satisfactory in scope and form to each Purchaser, shall contain customary qualifications and shall be to the effect that:

                  1. The Parent Guarantor has the full corporate power and the corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary except in jurisdictions where the failure to be so qualified or licensed would not have a Material Adverse Effect on the business of the Parent Guarantor.

                  2. Each Subsidiary of the Parent Guarantor which is organized under the laws of the United States or any state thereof is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary except in jurisdictions where the failure to be so qualified or licensed would not have a Material Adverse Effect on the business of such Subsidiary, and, except as disclosed in Section 2.4 of the Guaranty Agreement, all of the issued and outstanding shares of capital stock of each such Subsidiary have been duly issued, are fully paid and non-assessable and are owned by the Parent Guarantor, by one or more Subsidiaries, or by the Parent Guarantor and one or more Subsidiaries.

                  3. The execution, delivery and performance by the Parent Guarantor of the Parent Guaranty Agreement does not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Parent Guarantor pursuant to the provisions of the Articles of Incorporation or By-laws of the Parent Guarantor or any agreement or other instrument known to such counsel to which the Parent Guarantor is a party or by which the Parent Guarantor may be bound.

         The opinion of Thomas M. Roehlk, Senior Vice President, General Counsel and Secretary of the Parent Guarantor, shall cover such other matters relating to the Parent Guaranty Agreement as counsel for the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Company and the Parent Guarantor. With respect to matters of the law of The Netherlands, such counsel shall be entitled to rely on the opinion of Baker & McKenzie.

                                 EXHIBIT 4.5(b)
                          (to Note Purchase Agreement)

                        FORM OF OPINION OF DUTCH COUNSEL
                                 TO THE COMPANY

         The closing opinion of Baker & McKenzie, Dutch counsel to the Company, which is called for by Section 4.5 of the Note Purchase Agreement, shall be dated the date of Closing and addressed to the Purchasers, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

                  1. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the Netherlands, has the corporate power and the corporate authority to execute and perform the Note Purchase Agreement and to issue the Notes and has the full corporate power and the corporate authority to conduct the activities in which it is now engaged.

                  2. The Note Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                  3. The Notes have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding contracts of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                  4. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, in The Netherlands, is necessary in connection with the execution and delivery of the Note Purchase Agreement or the Notes.

                  5. The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Note Purchase Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Company pursuant to the provisions of the [Company Organization Documents] of the Company or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company may be bound.

                  6. The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Note Purchase Agreement will not result in the

                                 EXHIBIT 4.5(c)
                          (to Note Purchase Agreement)
         contravention of any statute, regulation or order of any court or any governmental authority as to which the Company or its property and assets are subject.

                  7. The offering, issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreement are in due compliance with all securities laws of The Netherlands.

                  8. To the knowledge of the undersigned, there are no proceedings pending or threatened against or affecting the Company in any court or before any governmental authority which, if adversely determined, could reasonably be expected individually or in the aggregate to have a Material Adverse Effect on the Company's ability to perform its obligations under the Note Purchase Agreement or the Notes or the validity or enforceability of the Note Purchase Agreement or the Notes. The Company is not in default with respect to any order of any court or any Governmental Authority which default could reasonably be expected to have a Material Adverse Effect the ability of the Company to perform its obligations under the Note Purchase Agreement or the Notes or the validity or enforceability of the Note Purchase Agreement or the Notes.

                  9. The Company is subject to the relevant commercial law and civil law of The Netherlands and is generally subject to suit in The Netherlands and neither the Company nor any of its property enjoys any right of immunity from any judicial proceedings in The Netherlands.

                  10. The Company has the power to submit, and pursuant to the Note Purchase Agreement, has legally, validly, effectively and irrevocably submitted, to the non-exclusive jurisdiction of the courts of the State of New York and of the courts of the United States of America having jurisdiction in the Northern District of the State of New York in respect of any legal action or proceeding arising out of the Note Purchase Agreement or Notes.

                  11. The choice of New York law to govern the Note Purchase Agreement and the Notes is a valid choice of law and the Company has the power to submit, and pursuant to the Note Purchase Agreement, has legally, validly, effectively and irrevocably submitted, to the non-exclusive jurisdiction of the courts of the State of New York and of the courts of the United States of America having jurisdiction in the Northern District of the State of New York in respect of any legal action or proceeding arising out of the Note Purchase Agreement or Notes.

                  Nevertheless, the president of a competent district court (arrondissementsrechtbank) or of a competent subdistrict court (kantongerecht) in The Netherlands, in any matter in which the plaintiff seeks provisional measures in summary proceedings (kort geding) within the meaning of Article 116 or 289 of the Dutch Code of Civil Procedure (Wetboek van Burgerlijke Rechtsvordering) may assume jurisdiction, notwithstanding a contractual provision to the contrary. Furthermore, notwithstanding any contractual provision to the contrary, jurisdiction of Dutch courts may arise in the context of an attachment against the Company of any of its assets.


                                   E-4.5(c)-2

                  12. There is no treaty regarding the recognition and enforcement of judicial decisions between the United States of America and The Netherlands. Therefore, a final judgment against the Company rendered by any New York State or Federal Court sitting in the City of New York State would not be automatically be enforceable in The Netherlands. However, a final judgment obtained in a New York State or Federal court sitting in the City of New York and not rendered by default, which is not subject to appeal or other means of contestation and is enforceable in New York with respect to the payment of obligations of the Company under the Note Purchase Agreement and the Notes expressed to be subject to New York law would generally be upheld and be regarded by a Dutch Court of competent jurisdiction as conclusive evidence when asked to render a judgment in accordance with the judgment by a New York court, without substantive re-examination or re-litigation of the merits of the subject matter thereof, if that judgment has been rendered by a court of competent jurisdiction, in accordance with the principles of natural justice, its contents and enforcement do not conflict with Dutch public policy (ordre public) and it has not been rendered in proceedings of a penal or revenue or other public law nature.

                  13. The courts of The Netherlands may give effect to the mandatory rules of the laws of another country with which the situation has a close connection, if and insofar as, under the law of the latter country, those rules must be applied whatever the law applicable to the contract. In considering whether to give effect to these mandatory rules of such third country, the nature and purpose and the consequences of their application or non-application will be taken into account. Moreover, a Dutch court may give effect to the rules of the laws of The Netherlands in a situation where they are mandatory irrespective of the law otherwise applicable to the documents in question.

                  The application of a rule of the law of any country that otherwise would govern an agreement (which would also include the Note Purchase Agreement and the Notes) may be refused by the courts of The Netherlands if such application is manifestly incompatible with the public policy (ordre public) of The Netherlands.

                  On the face of the provisions of the Note Purchase Agreement and the Notes (but with the express reservation that we are not conversant with any laws other than those of the Netherlands) we are not aware of any provision which might result in such non-application in respect of such Note Purchase Agreement or such Notes.

                  14. A holder of Notes has the capacity to sue as plaintiff in a Dutch Court for the enforcement of its rights under the Note Purchase Agreement and the Notes against the Company and such access to Dutch Courts is not subject to any conditions which are not applicable to residents of The Netherlands or to a company incorporated in the Netherlands, except that individuals or corporations who are not resident in The Netherlands may be required to post security for the costs of litigation initiated by them.

                  15. Neither the acquisition of the Notes nor the receipt of payment pursuant thereto or to the Note Purchase Agreement will, of itself, constitute carrying on a business in the Netherlands.


                                   E-4.5(c)-3

                  16. Neither the execution and the delivery by the Company of the Note Purchase Agreement and the Notes nor the performance by the Company thereof (including the making of any payments to the holders of the Notes, under and pursuant to the Note Purchase Agreement and the Notes) are subject to any tax, duty, fee, withholding or other charge, including, without limitation, any registration or transfer tax, stamp duty or similar levy, imposed by the Netherlands or any taxing authority thereof or any political subdivision of the Netherlands.

                  17. No tax is payable under [Dutch tax law] on any amount that the Company pays or credits under the Note Purchase Agreement to each of the Purchasers which is a non-resident person for purposes of [Dutch tax law] and deals at arm's length with the Company as, on account or in lieu of payment of, or in satisfaction of, interest.

                  18. Neither the acquisition by the Purchasers of the Notes, nor the performance by the Company, the Purchasers or the holders of the Notes of their respective obligations pursuant to and in accordance with the Note Purchase Agreement nor the manner in which the Company determines, in its sole discretion exercised reasonably and in accordance with the terms of, and the legal rights and obligations contained in, such agreements, to reflect amounts receivable or payable by it pursuant to such agreements solely in calculating its taxable income or the tax payable by it on such taxable income under any tax law of the Netherlands, will expose the Purchasers or the holders of the Notes to any penalties imposed under any such tax law.

                  19. To ensure the legality, validity, enforceability or admissibility into evidence of the Note Purchase Agreement and the Notes in The Netherlands, it is not necessary that said documents or any other documents be registered, notarized, filed or recorded with any court or other authority or that any stamp or similar tax be paid with respect thereto.

                  20. The obligations of the Company under the Note Purchase Agreement and the Notes rank pari passu in right of payment with all other Debt (actual or contingent) of the Company which is not secured or the subject of any statutory trust or preference or which is expressly subordinated in right of payment to any other Debt.

         The opinion of Baker & McKenzie shall cover such other matters relating to the sale of the Notes as counsel for the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Company.


                                   E-4.5(c)-4

                       FORM OF OPINION OF SPECIAL COUNSEL
                                TO THE PURCHASERS

         The closing opinion of Chapman and Cutler, special counsel to the Purchasers, called for by Section 4.5 of the Note Purchase Agreement, shall be dated the date of Closing and addressed to each Purchaser, shall be satisfactory in form and substance to each Purchaser and shall be to the effect that:

                  1. The Parent Guarantor is a corporation, validly existing and in good standing under the laws of Delaware and has the corporate power and the corporate authority to execute and perform the Parent Guaranty Agreement.

                  2. Assuming the due authorization, execution and delivery by the Company of the Note Purchase Agreement, the Note Purchase Agreement constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                  3. Assuming the due authorization, execution and delivery of the Notes, the Notes being delivered on the date hereof constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                  4. The Parent Guaranty Agreement has been duly authorized by all necessary corporate action on the part of the Parent Guarantor, has been duly executed and delivered by the Parent Guarantor and constitutes the legal, valid and binding contract of the Parent Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                  5. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreement and the execution and delivery of the Parent Guaranty Agreement do not, under existing law, require the registration of the Notes or the Parent Guaranty Agreement under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

         The opinion of Chapman and Cutler shall also state that the opinions of Sidley Austin Brown & Wood U.S. counsel to the Company and the Parent Guarantor, Thomas M. Roehlk, in-house counsel to the Company and the Parent Guarantor, and Baker & McKenzie, Dutch

                                 EXHIBIT 4.5(d)
                          (to Note Purchase Agreement)
counsel to the Company, respectively, are satisfactory in scope and form to Chapman and Cutler and that, in their opinion, the Purchasers are justified in relying thereon.

         With respect to matters of fact upon which such opinion is based, Chapman and Cutler may rely on appropriate certificates of public officials and officers of the Company and the Parent Guarantor and upon representations of the Company, Parent Guarantor and the Purchasers delivered in connection with the issuance and sale of the Notes.

         In rendering the opinion set forth in paragraph 1 above, Chapman and Cutler may rely, as to matters referred to in paragraph 1, solely upon an examination of the Articles of Incorporation certified by, and a certificate of good standing of the Company from, the By-laws of the Company and the general business corporation law of the State of Delaware. The opinion of Chapman and Cutler is limited to the general business corporation law of the State of Delaware, the laws of the State of New York and the Federal laws of the United States.


                                   E-4.5(c)-2